SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 25, 2002





                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                        0-20957                52-1382541
----------------------------          --------------           --------------
(State or other jurisdiction          (SEC File No.)           (IRS Employer
     of incorporation)                                         Identification
                                                                  Number)


226 Landis Avenue, Vineland, New Jersey                            08360
---------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         A copy of press releases issued by the Registrant on April 25, 2002, are attached hereto as Exhibit 99.1 and 99.2, respectively and are incorporated herein by reference in their entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

Exhibit  99.1 -- Press  Release  dated  April 25,  2002.
-------------

Exhibit  99.2 -- Press  Release dated April 25, 2002.
-------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             SUN BANCORP, INC.


Date: April 26, 2002                         By: /s/Dan A. Chila
                                                 -------------------------------
                                                 Dan A. Chila
                                                 Executive Vice President and
                                                 Chief Financial Officer